Exhibit 99.1


[GRAPHIC OMITTED]                                                   News Release

Contacts:

Media:                                       Investors:

Roger Schrum                                 Doug Morris
605-978-2848                                 605-782-5345
roger.schrum@northwestern.com                investor.relations@northwestern.com


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              NORTHWESTERN CORPORATION FILES PLAN OF REORGANIZATION
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              COMPANY WILL NOT INCREASE UTILITY RATES TO CUSTOMERS

             TENTATIVE SETTLEMENTS REACHED IN SHAREHOLDER LITIGATION
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SIOUX FALLS, S.D. - March 12, 2004 - NorthWestern Corporation (OTC Pink
Sheets:NTHWQ) today announced that it has filed a Plan of Reorganization and Disclosure Statement with the U.S. Bankruptcy Court for the District of Delaware.

Under the proposed Plan, which is subject to creditor approval and confirmation by the Bankruptcy Court, NorthWestern's financial reorganization will be achieved through a debt-for-equity swap. NorthWestern's existing common stock will be cancelled, and no distribution will be available for current shareholders. The terms of the Plan include:

     o Holders of senior unsecured notes of the Company and trade vendor claims in excess of $100,000 would receive, pro rata, 98 percent of newly issued common stock.

     o Holders of secured bonds, including the Company's First Mortgage, Pollution Control and Gas Transition Bonds, will not be impaired and will be reinstated.

     o Prepetition claims of trade vendors with claims of $100,000 or less will be paid in full.

     o Holders of the Company's five series of Junior Subordinated Deferrable Interest Debentures (Trust Preferred Securities and QUIPs) would receive, pro rata, 2 percent of newly issued stock.

     o Appointment of seven new members of the Board of Directors of the reorganized company by the Creditors Committee to include six independent directors and the Company's Chief Executive Officer.

The Company said that its newly issued common stock will be listed on either the New York Stock Exchange or NASDAQ. The Plan anticipates that the reorganized company's new Board

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NorthWestern Files Plan of Reorganization
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of Directors will consider paying a dividend on the new common stock, although there can be no assurance of when the first dividend will be paid.

Upon emergence, the Plan contemplates that NorthWestern will have an enterprise value of approximately $1.5 billion. The Company's debt will total approximately $800 million, assuming an additional paydown of approximately $100 million of secured debt upon emergence. This represents a decrease of approximately $1.4 billion or 64 percent, from approximately $2.2 billion in Company debt as of Dec. 31, 2003. The Plan contemplates that the Company's equity position will be approximately $710 million at emergence, and the Company will have an expected debt-to-total capitalization ratio of 53 percent.

Gary Drook, President and Chief Executive Officer, said, "The Plan we have filed is the result of a great deal of hard work with a number of our major creditor constituents and other interested parties and marks a significant milestone in our reorganization process. While the filing of the Plan is a major step forward, our intention is to continue our discussions with our Creditors Committee and other major creditor constituents and interested parties in the next several weeks in the hope that we can present a consensual plan to the Court.

"Since our Chapter 11 reorganization filing six months ago, we've made a tremendous amount of progress in restoring stability to NorthWestern. We have divested most of our nonutility businesses and are working to divest the remainder, and we have resolved a number of other outstanding issues. None of the costs of the bankruptcy proceeding will be borne by our customers, and we will not be seeking to raise our utility rates as part of our reorganization plan," Drook said. "Under the Plan that we have submitted to the Court, upon emergence, NorthWestern will be a stable utility with a strong balance sheet and quality assets. We have initiated discussions with the rating agencies regarding our Plan and the Company's post-reorganization financial position with the goal of regaining an investment-grade rating. We will continue to be focused on reducing our debt and making the necessary investments in our utility operations to help ensure that we can build on what we will have accomplished during our reorganization."




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NorthWestern Files Plan of Reorganization
March 12, 2004
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Utility Operations

NorthWestern's Plan does not contemplate seeking increases in rates for its electric and natural gas customers in Montana, South Dakota or Nebraska. Costs associated with purchasing electricity and natural gas for NorthWestern's customers fluctuate based on market conditions and are a direct pass through to customers.

The Company will increase capital spending in 2004 to approximately $77 million, and is targeting an additional $287 million in capital investments from 2005 to 2008 to further enhance its transmission and distribution system. Additionally, the Company said that it is in the process of contracting with an independent, third-party engineering firm to review system integrity and reliability.

Mike Hanson, Chief Operating Officer, said, "We have stated all along that NorthWestern's ability to operate its utility business would not be adversely affected by the Chapter 11 reorganization. Our studies indicate that our utility customers believe we are meeting their daily needs, and our system reliability has been maintained and remains significantly better than industry averages. We're proud that our employees have continued to deliver quality service to our customers despite adversities."

Milltown Dam Settlement

NorthWestern, the United States and the State of Montana have reached an understanding on the economic and certain other terms of an agreement in principle that would resolve claims regarding the Milltown Reservoir Superfund site near Missoula, Mont. The parties are working to incorporate these understandings into an overall settlement that can be presented to the Bankruptcy Court. Previously, NorthWestern and Atlantic Richfield Company executed a settlement agreement which caps NorthWestern's potential liability for remediation of the Milltown site at no more than $10 million. NorthWestern is currently seeking approval of this settlement agreement from the Bankruptcy Court.

Employee Issues

NorthWestern said that employee wages, welfare benefits and qualified pension plans will not change under the Plan. Additionally, the Company said that it will be making approximately $86 million in contributions to its qualified pension plans over the next five years. The Company



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NorthWestern Files Plan of Reorganization
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has approximately 1,270 full-time employees in Montana, South Dakota and
Nebraska. Likewise, the Plan will not change welfare and qualified pension benefits for its approximately 1,000 retirees.

Securities Litigation Settlements

NorthWestern has entered into a tentative settlement agreement with parties involved in certain pending class actions and derivative lawsuits involving the Company, its subsidiaries and certain present and former officers and directors. Under the terms of the proposed settlement, all claims against the Company, its subsidiaries and other parties would be dismissed without admission of liability or wrongdoing. The Company will establish a settlement fund for class members in the amount of $41 million of which approximately $37 million will be contributed by the Company's insurance carriers and $4 million would be contributed from other persons or parties. In addition, if the Company's nonoperating subsidiary, Netexit, Inc., formerly Expanets, Inc., determines to utilize a bankruptcy proceeding to wind-up its affairs, the class action plaintiffs would receive a liquidated securities claim in such proceeding of $20 million.

The fees and expenses of class counsel and administration costs will be paid from the settlement fund. The settlement is subject to approval by the Bankruptcy Court and by the U.S. District Court for the District of South Dakota, where the consolidated class actions are pending. Assuming receipt of necessary judicial approvals, a notice containing a more complete description of the proposed settlement and the steps class members must take in order to share in the proposed settlement will be mailed to class members.

Disclosure Statement and Solicitation

The Company said it expects the Bankruptcy Court to hold a hearing to approve the Disclosure Statement for the Plan of Reorganization on May 17, 2004. Upon approval of the Disclosure Statement, the Company will commence a solicitation of votes of creditors to approve the Plan.

"We are focused on successfully completing reorganization and emerging as a financially strong and publicly traded company in the fourth quarter of 2004," said Drook. "If we are successful, we will have completed the reorganization process in approximately one year, which is substantially faster than other recent or pending regulated utility bankruptcy proceedings."



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NorthWestern Files Plan of Reorganization
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Copies of the Company's Plan of Reorganization and Disclosure Statement are
available on its Web site at www.northwestern.com.

About NorthWestern

NorthWestern Corporation is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving approximately 608,000 customers in Montana, South Dakota and Nebraska.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. On September 14, 2003, NorthWestern Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Our subsidiaries, including Netexit, Inc. (f/k/a Expanets Inc.) and Blue Dot Services, Inc., (Blue Dot) are not party to the Chapter 11 case.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:

        (i) our common stock will be cancelled and our trust preferred securities will likely be restructured in a manner that will eliminate or very substantially reduce any remaining value. We have previously stated that the planned sale of noncore assets is not expected to change our view that our common stock has no value. Accordingly, we urge that appropriate caution be exercised with respect to existing and future investments in any of our liabilities and/or securities;

        (ii) our ability to successfully develop, prosecute, confirm and consummate a plan of reorganization, emerge from bankruptcy as a going concern and avoid liquidation under the U.S. Bankruptcy Code;

        (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 proceeding;



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        (iv)   our ability to operate pursuant to the terms of our $85 million debtor-in-possession financing facility arranged by us with Bank One, N.A. (the DIP Facility) and other financing and contractual arrangements;

        (v) our ability to obtain Bankruptcy Court approval with respect to material motions in the Chapter 11 proceeding from time to time;

        (vi) our ability to obtain the support of the official committee of unsecured creditors and other stakeholders of the company for a plan of reorganization, which may be difficult in light of our likely inability to preserve any material value in our common equity and our trust preferred securities, or satisfy a material amount of our current unsecured debt, in a plan of reorganization;

        (vii) our ability to offset the negative effects that the filing for reorganization under Chapter 11 has had, or may have, on our business, management and employees including constraints placed on available capital;

        (viii) our ability to obtain and maintain normal terms with vendors and service providers;

        (ix) our ability to maintain contracts, including leases, that are critical to our operations;

        (x) the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

        (xi) our ability to develop a long-term strategy and our ability to fund and execute our business plan;

        (xii) our ability to avoid or mitigate material uninsured monetary judgments, or other adverse judgments, against us in (1) the shareholder class action lawsuit relating to the disposition of the generating and energy-related assets by The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, together with ERISA litigation regarding The Montana Power Company ESOP and 401(k) plan and (2) existing shareholder and derivative litigation or any additional litigation and regulatory action, including the initiation by the Securities and Exchange Commission (SEC) of a formal investigation, in connection with the restatement of our 2002 quarterly financial statements, any of which could have a material adverse affect on our liquidity, results of operations and financial condition;

General Factors

        (xiii) our ability to fully address and correct weaknesses in our internal controls and to thereafter maintain an effective internal controls structure;

        (xiv)  our ability to attract, motivate and/or retain key employees;



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        (xv)   potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators, including the final order of the Montana Public Service Commission (MPSC) disallowing the recovery of $6.2 million of natural gas costs we incurred during the past tracker year, and an interim order fixing the recovery price during the next tracker year, which has had and could continue to have a material adverse affect on our liquidity, results of operations and financial condition;

        (xvi) unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

        (xvii) unanticipated changes in commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

        (xviii)increases in interest rates will increase our cost of borrowing;

        (xix) adverse changes in general economic and competitive conditions in our service territories; and

        (xx) certain other business uncertainties related to the occurrence of natural disasters, war, hostilities and the threat of terrorist actions.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 7 in our report on Form 10-K entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

From time to time, oral or written forward-looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, press releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in this news release, our reports on Forms 10-K, 10-Q and 8-K, our Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.



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We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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